UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 9, 2006
(Date of earliest event reported)

APA ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

2050 NE 84th Lane, Blaine, MN 55449
(Address of Principal Executive Offices)(Zip Code)

(763) 784-4995
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2006, APA Enterprises, Inc. issued a press release announcing the results of its first quarter ended September 30, 2006.  A copy of that press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c)	The following exhibit is being furnished herewith:

99.1	Press release dated November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA ENPTERPRISES, INC.

	By	/s/ Anil K. Jain
Dated: November 9, 2006		Anil K. Jain, Chief Executive and Chief Financial Officer (Principal Executive and Principal Financial Officer) and authorized signatory

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
Form 8-K Current Report

APA Enterprises, Inc.

Exhibit Number	Description
99.1	Press release dated November 9, 2006